IES Industries Inc.                                                  EXHIBIT A
Consolidated Balance Sheet                                         PAGE 1 OF 3
As of December 31, 1995
                                                                                                         Consol.
                                     IES           IES           IES                      Eliminat.        IES
                                  Utilities    Diversified    Industries     Subtotal      Entries      Industries
Assets -
Utility Plant in Service:
  Electric                       1,900,157,432             0             0 1,900,157,432               1,900,157,432
  Gas                              165,825,102             0             0   165,825,102                 165,825,102
  Other                            106,395,902             0             0   106,395,902                 106,395,902
    Total                        2,172,378,436             0             0 2,172,378,436             0 2,172,378,436
  Less - accum. depreciation      -950,323,684             0             0  -950,323,684                -950,323,684
    Net plant in service         1,222,054,752             0             0 1,222,054,752             0 1,222,054,752

Leased nuclear fuel                 36,935,170             0             0    36,935,170                  36,935,170
Construction work in progress       52,771,661             0             0    52,771,661                  52,771,661

    Total utility plant          1,311,761,583             0             0 1,311,761,583             0 1,311,761,583

Other property                       6,642,709   239,708,086             0   246,350,795      -110,544   246,240,251
Less - accum. depreciation          -1,165,703   -51,860,255             0   -53,025,958                 -53,025,958
  Net other property                 5,477,006   187,847,831             0   193,324,837      -110,544   193,214,293

Total Property                   1,317,238,589   187,847,831             0 1,505,086,420      -110,544 1,504,975,876

Investments:
Consolidated subsidiaries                    0            74   608,124,285   608,124,359  -608,124,285            74
Equity investments                     423,631    37,392,083             0    37,815,714                  37,815,714
Decommissioning trust funds         47,027,706             0             0    47,027,706                  47,027,706
Other                                3,633,336             0     6,256,031     9,889,367                   9,889,367
  Total Investments                 51,084,673    37,392,157   614,380,316   702,857,146  -608,124,285    94,732,861

Current assets:
Cash                                 2,733,674     1,904,597      -213,379     4,424,892                   4,424,892
Cash on deposit with trustee            61,566             0             0        61,566                      61,566
Temp. cash invest - affiliates      -8,887,656    -4,600,741    13,488,397             0                           0
Temp. cash investments                       0     1,309,854     1,206,886     2,516,740                   2,516,740
Acct. rec. - customers, net                  0    18,595,842             0    18,595,842                  18,595,842
Acct. rec. - other                   8,262,936     1,438,396       792,044    10,493,376                  10,493,376
Acct. rec. - intercompany              649,386     3,553,990     4,421,702     8,625,078    -8,625,078             0
Dividend rec. - intercompany                 0             0             0             0                           0
Income tax refund rec.                 845,937         6,092             0       852,029       130,398       982,427
Accrued utility revenues            18,618,645             0             0    18,618,645                  18,618,645
Production fuel                     12,155,391             0             0    12,155,391                  12,155,391
Materials and supplies              27,228,988     1,125,384             0    28,354,372                  28,354,372
Prepayments and other               41,284,808    14,183,570       201,491    55,669,869                  55,669,869
Energy adjustment clause balances            0             0             0             0                           0
  Total current assets             102,953,675    37,516,984    19,897,141   160,367,800    -8,494,680   151,873,120

Other assets:
Deferred charges                    21,268,120       256,710        42,093    21,566,923                  21,566,923
Regulatory assets                  207,202,152             0             0   207,202,152                 207,202,152
Other                                        0     5,240,060             0     5,240,060                   5,240,060
  Total other assets               228,470,272     5,496,770        42,093   234,009,135             0   234,009,135

Total assets                     1,699,747,209   268,253,742   634,319,550 2,602,320,501  -616,729,509 1,985,590,992

                          NOTE:  Numbers may not foot due to rounding.

IES Industries Inc.                                                  EXHIBIT A
Consolidated Balance Sheet                                         PAGE 2 OF 3
As of December 31, 1995
                                                                                                         Consol.
                                     IES           IES           IES                      Eliminat.        IES
                                  Utilities    Diversified    Industries     Subtotal      Entries      Industries
Capitalization and Liabilities -
Capitalization:
Common stock                        33,426,970   113,872,941   391,269,191   538,569,102  -147,299,911   391,269,191
Paid-in surplus                    279,042,085             0             0   279,042,085  -279,042,085             0
Retained earnings                  212,522,125   -30,739,860   221,181,399   402,963,664  -181,886,596   221,077,068
  Total common equity              524,991,180    83,133,081   612,450,590 1,220,574,851  -608,228,592   612,346,259

Preferred stock                     18,320,300             0             0    18,320,300                  18,320,300
Long-term debt                     465,462,762   136,245,256             0   601,708,018                 601,708,018
  Total Capitalization           1,008,774,242   219,378,337   612,450,590 1,840,603,169  -608,228,592 1,232,374,577

Current liabilities:
Long-term debt maturities           15,140,000       307,000             0    15,447,000                  15,447,000
Short-term borrowings              101,000,000             0             0   101,000,000                 101,000,000
Nuclear fuel lease obligation       15,717,425             0             0    15,717,425                  15,717,425
Accounts payable - trade            60,156,231    19,775,815       192,365    80,124,411       -35,177    80,089,234
Accounts pay. - intercompany         4,407,586     4,182,315             0     8,589,901    -8,589,901             0
Dividends pay. - intercompany                0             0             0             0                           0
Dividends payable                      228,594             0    16,015,383    16,243,977                  16,243,977
Accrued interest                     8,037,648        13,424             0     8,051,072                   8,051,072
Accrued other taxes                 41,616,353     2,294,739         1,456    43,912,548                  43,912,548
Adjustment clause balances           3,148,194             0             0     3,148,194                   3,148,194
Accrued income taxes                 8,752,465             0     1,187,481     9,939,946       130,398    10,070,344
Accum. refueling outage prov.        7,690,040             0             0     7,690,040                   7,690,040
Other                               22,592,470     3,487,225     1,353,923    27,433,618                  27,433,618
  Total current liabilities        288,487,006    30,060,518    18,750,608   337,298,132    -8,494,680   328,803,452

Long-term liabilities:
Nuclear fuel lease obligations      21,217,745             0             0    21,217,745                  21,217,745
Environmental liabilities           40,904,964     2,182,000             0    43,086,964                  43,086,964
Other                               50,584,995     6,087,099     9,048,907    65,721,001        -6,237    65,714,764
  Total long-term liabilities      112,707,704     8,269,099     9,048,907   130,025,710        -6,237   130,019,473

Deferred Credits:
Accum. deferred income taxes       252,662,975    10,545,788    -5,930,555   257,278,208                 257,278,208
Accum. deferred inv. tax cr.        37,115,280             0             0    37,115,280                  37,115,280
  Total deferred credits           289,778,255    10,545,788    -5,930,555   294,393,488             0   294,393,488

Total cap. and liabilities       1,699,747,207   268,253,742   634,319,550 2,602,320,499  -616,729,509 1,985,590,990

                          NOTE:  Numbers may not foot due to rounding.

IES Industries Inc.                                                  EXHIBIT A
Consolidated Statement of Income                                   PAGE 3 OF 3
For the Year Ended December 31, 1995
                                                                                                         Consol.
                                     IES           IES           IES                      Eliminat.        IES
                                  Utilities    Diversified    Industries     Subtotal      Entries      Industries

Revenues:
Electric                           560,471,120             0             0   560,471,120                 560,471,120
Gas                                137,292,527    53,046,710             0   190,339,237                 190,339,237
Steam                               11,855,093     3,928,901             0    15,783,994                  15,783,994
Other                                  207,746    86,072,378             0    86,280,124    -1,864,548    84,415,576
  Total revenues                   709,826,486   143,047,989             0   852,874,475    -1,864,548   851,009,927

Operating expenses:
Fuel for production                 96,255,834             0             0    96,255,834                  96,255,834
Purchased power                     66,874,146             0             0    66,874,146                  66,874,146
Gas purchased for resale            91,197,916    50,518,681             0   141,716,597                 141,716,597
Other operating expenses           145,249,680    58,366,004      -361,187   203,254,497    -1,864,548   201,389,949
Maintenance                         43,586,387     2,506,625             0    46,093,012                  46,093,012
Depreciation and amortization       79,384,205    18,573,521             0    97,957,726                  97,957,726
Property taxes                      39,964,668     1,751,546             0    41,716,214                  41,716,214
Miscellaneous taxes                  5,048,568     2,246,123             0     7,294,691                   7,294,691
  Total operating expenses         567,561,404   133,962,500      -361,187   701,162,717    -1,864,548   699,298,169

Operating income                   142,265,082     9,085,489       361,187   151,711,758             0   151,711,758

Other income and deductions:
AFUDC - equity                        -386,116             0             0      -386,116                    -386,116
Income from subsidiaries               120,296       -65,978   -63,378,956   -63,324,638    63,378,956        54,318
Miscellaneous (net)                    734,914    -3,773,324      -498,871    -3,537,281       312,084    -3,225,197
  Total                                469,094    -3,839,302   -63,877,827   -67,248,035    63,691,040    -3,556,995

Interest expense and other:
Long-term debt                      36,375,418     6,346,716       151,367    42,873,501      -312,084    42,561,417
Other                                8,084,954        80,650             0     8,165,604                   8,165,604
Preferred dividends of sub.                  0             0             0             0       914,374       914,374
AFUDC - debt                        -3,037,874             0             0    -3,037,874                  -3,037,874
  Total                             41,422,498     6,427,366       151,367    48,001,231       602,290    48,603,521

Income before income taxes         100,373,490     6,497,425    64,087,647   170,958,562   -64,293,330   106,665,232

Federal and state income tax:
Current                             33,466,862       861,911       404,023    34,732,796                  34,732,796
Deferred                            10,313,549       620,751      -492,293    10,442,007                  10,442,007
Amortization of inv. tax. cr.       -2,685,481             0             0    -2,685,481                  -2,685,481
  Total                             41,094,930     1,482,662       -88,270    42,489,322             0    42,489,322

Net Income                          59,278,560     5,014,763    64,175,917   128,469,240   -64,293,330    64,175,910

Preferred dividend requirement         914,372             0             0       914,372      -914,374            -2

Net Income for common stock         58,364,188     5,014,763    64,175,917   127,554,868   -63,378,956    64,175,912

                             NOTE:  Numbers may not foot due to rounding.

IES Utilities Inc.                                                EHXIBIT A(i)
Consolidated Balance Sheet                                         PAGE 1 OF 3
As of December 31, 1995
                                                                                                                Consol.
                                       IES          Midland          IES                        Eliminat.         IES
                                    Utilities     Development     Ventures       Subtotal        Entries    Utilities Inc.
Assets -
Utility Plant in Service:
  Electric                         1,891,979,450              0              0  1,891,979,450      8,177,982  1,900,157,432
  Gas                                165,825,102              0              0    165,825,102                   165,825,102
  Other                              106,395,902              0              0    106,395,902                   106,395,902
    Total                          2,164,200,454              0              0  2,164,200,454      8,177,982  2,172,378,436
  Less - accum. depreciation        -950,323,684              0              0   -950,323,684                  -950,323,684
    Net plant in service           1,213,876,770              0              0  1,213,876,770      8,177,982  1,222,054,752

Leased nuclear fuel                   36,935,170              0              0     36,935,170                    36,935,170
Construction work in progress         51,454,271              0              0     51,454,271      1,317,390     52,771,661

    Total utility plant            1,302,266,211              0              0  1,302,266,211      9,495,372  1,311,761,583

Other property                                 0      4,678,015              0      4,678,015      1,964,694      6,642,709
Less - accum. depreciation                     0         -6,425              0         -6,425     -1,159,278     -1,165,703
  Net other property                           0      4,671,590              0      4,671,590        805,416      5,477,006

Total Property                     1,302,266,211      4,671,590              0  1,306,937,801     10,300,788  1,317,238,589

Investments:
Consolidated subsidiaries              4,711,064              0              0      4,711,064     -4,711,064              0
Equity investments                       423,631              0              0        423,631                       423,631
Decommissioning trust funds           47,027,706              0              0     47,027,706                    47,027,706
Other                                  4,438,752              0              0      4,438,752       -805,416      3,633,336
  Total Investments                   56,601,153              0              0     56,601,153     -5,516,480     51,084,673

Current assets:
Cash                                   2,733,674              0              0      2,733,674              0      2,733,674
Cash on deposit with trustee              61,566              0              0         61,566                        61,566
Temp. cash invest - affiliates        -8,887,656              0              0     -8,887,656                    -8,887,656
Temp. cash investments                         0              0              0              0                             0
Acct. rec. - customers, net                    0              0              0              0                             0
Acct. rec. - other                     8,262,936              0      1,104,701      9,367,637     -1,104,701      8,262,936
Acct. rec. - intercompany              1,776,439              0              0      1,776,439     -1,127,053        649,386
Dividend rec. - intercompany                   0              0              0              0              0              0
Income tax refund rec.                   845,937              0              0        845,937              0        845,937
Accrued utility revenues              18,618,645              0              0     18,618,645                    18,618,645
Production fuel                       12,155,391              0              0     12,155,391                    12,155,391
Materials and supplies                27,228,988              0              0     27,228,988                    27,228,988
Prepayments and other                 40,180,107              0              0     40,180,107      1,104,701     41,284,808
Energy adjustment clause balances              0              0              0              0                             0
  Total current assets               102,976,027              0      1,104,701    104,080,728     -1,127,053    102,953,675

Other assets:
Deferred charges                      21,268,120              0              0     21,268,120              0     21,268,120
Regulatory assets                    216,697,524              0              0    216,697,524     -9,495,372    207,202,152
Other                                          0              0              0              0                             0
  Total other assets                 237,965,644              0              0    237,965,644     -9,495,372    228,470,272

Total assets                       1,699,809,035      4,671,590      1,104,701  1,705,585,326     -5,838,117  1,699,747,209

                            NOTE:  Numbers may not foot due to rounding.

IES Utilities Inc.                                               EXHIBIT A (i)
Consolidated Balance Sheet                                         PAGE 2 OF 3
As of December 31, 1995
                                                                                                                Consol.
                                       IES          Midland          IES                        Eliminat.         IES
                                    Utilities     Development     Ventures       Subtotal        Entries      Industries
Capitalization and Liabilities -
Capitalization:
Common stock                          33,426,970      4,678,015              0     38,104,985     -4,678,015     33,426,970
Paid-in surplus                      279,042,085              0              0    279,042,085              0    279,042,085
Retained earnings                    212,522,125              0         33,049    212,555,174        -33,049    212,522,125
  Total common equity                524,991,180      4,678,015         33,049    529,702,244     -4,711,064    524,991,180

Preferred stock                       18,320,300              0              0     18,320,300                    18,320,300
Long-term debt                       465,462,762              0              0    465,462,762                   465,462,762
  Total Capitalization             1,008,774,242      4,678,015         33,049  1,013,485,306     -4,711,064  1,008,774,242

Current liabilities:
Long-term debt maturities             15,140,000              0              0     15,140,000                    15,140,000
Notes payable -
  asscociated companies                        0              0      1,104,701      1,104,701     -1,104,701              0
Short-term borrowings                101,000,000              0              0    101,000,000                   101,000,000
Nuclear fuel lease obligation         15,717,425              0              0     15,717,425                    15,717,425
Accounts payable - trade              60,156,231              0              0     60,156,231              0     60,156,231
Accounts pay. - intercompany           4,469,413         -6,426        -33,049      4,429,938        -22,352      4,407,586
Dividends pay. - intercompany                  0              0              0              0                             0
Dividends payable                        228,594              0              0        228,594                       228,594
Accrued interest                       8,037,648              0              0      8,037,648                     8,037,648
Accrued other taxes                   41,616,353              0              0     41,616,353                    41,616,353
Adjustment clause balances             3,148,194              0              0      3,148,194                     3,148,194
Accrued income taxes                   8,752,465              0              0      8,752,465                     8,752,465
Accum. refueling outage prov.          7,690,040              0              0      7,690,040                     7,690,040
Other                                 22,592,470              0              0     22,592,470                    22,592,470
  Total current liabilities          288,548,833         -6,426      1,071,652    289,614,059     -1,127,053    288,487,006

Long-term liabilities:
Nuclear fuel lease obligations        21,217,745              0              0     21,217,745                    21,217,745
Environmental liabilities             40,904,964              0              0     40,904,964                    40,904,964
Other                                 50,584,995              0              0     50,584,995              0     50,584,995
  Total long-term liabilities        112,707,704              0              0    112,707,704              0    112,707,704

Deferred Credits:
Accum. deferred income taxes         252,662,975              0              0    252,662,975                   252,662,975
Accum. deferred inv. tax cr.          37,115,280              0              0     37,115,280                    37,115,280
  Total deferred credits             289,778,255              0              0    289,778,255              0    289,778,255

Total cap. and liabilities         1,699,809,034      4,671,589      1,104,701  1,705,585,324     -5,838,117  1,699,747,207

                            NOTE:  Numbers may not foot due to rounding.

IES Utilities Inc.                                               EXHIBIT A (i)
Consolidated Statement of Income                                   PAGE 3 OF 3
For the Year Ended December 31, 1995
                                                                                                                Consol.
                                       IES          Midland          IES                        Eliminat.         IES
                                    Utilities     Development     Ventures       Subtotal        Entries    Utilities Inc.

Revenues:
Electric                             560,471,120              0              0    560,471,120                   560,471,120
Gas                                  137,292,527              0              0    137,292,527                   137,292,527
Steam                                 11,855,093              0              0     11,855,093                    11,855,093
Other                                          0        207,746              0        207,746                       207,746
  Total revenues                     709,618,740        207,746              0    709,826,486              0    709,826,486

Operating expenses:
Fuel for production                   96,255,834              0              0     96,255,834                    96,255,834
Purchased power                       66,874,146              0              0     66,874,146                    66,874,146
Gas purchased for resale              91,197,916              0              0     91,197,916                    91,197,916
Other operating expenses             145,094,982        124,462         30,236    145,249,680                   145,249,680
Maintenance                           43,510,392         75,995              0     43,586,387                    43,586,387
Depreciation and amortization         79,377,780          6,425              0     79,384,205                    79,384,205
Property taxes                        39,963,804            864              0     39,964,668                    39,964,668
Miscellaneous taxes                    5,048,568              0              0      5,048,568                     5,048,568
  Total operating expenses           567,323,422        207,746         30,236    567,561,404              0    567,561,404

Operating income                     142,295,318              0        -30,236    142,265,082              0    142,265,082

Other income and deductions:
AFUDC - equity                          -386,116              0              0       -386,116                      -386,116
Income from subsidiaries                  87,247              0        117,298        204,545        -84,249        120,296
Miscellaneous (net)                      734,914              0              0        734,914              0        734,914
  Total                                  436,045              0        117,298        553,343        -84,249        469,094

Interest expense and other:
Long-term debt                        36,375,418              0              0     36,375,418                    36,375,418
Other                                  8,084,954              0          4,701      8,089,655         -4,701      8,084,954
Preferred dividends of sub.                    0              0              0              0              0              0
AFUDC - debt                          -3,037,874              0              0     -3,037,874                    -3,037,874
  Total                               41,422,498              0          4,701     41,427,199         -4,701     41,422,498

Income before income taxes           100,436,775              0       -152,235    100,284,540         88,950    100,373,490

Federal and state income tax:
Current                               36,243,422              0        -63,285     36,180,137     -2,713,275     33,466,862
Deferred                               9,936,779              0              0      9,936,779        376,770     10,313,549
Amortization of inv. tax. cr.         -2,685,481              0              0     -2,685,481                    -2,685,481
  Total                               43,494,720              0        -63,285     43,431,435     -2,336,505     41,094,930

Net Income                            56,942,055              0        -88,950     56,853,105      2,425,455     59,278,560

Preferred dividend requirement           914,372                                      914,372                       914,372

Net Income for common stock           56,027,683              0        -88,950     55,938,733      2,425,455     58,364,188

                               NOTE:  Numbers may not foot due to rounding.

IES Diversified Inc.                                           EXHIBIT A (ii)
Consolidated Balance Sheet                                        PAGE 1 OF 6
As of December 31, 1995


                                    IES           IES         IES        Terra       IES
                                 Transport.   Investments    Energy     Comfort  Diversified    Subtotal
Assets -
Other property                    51,569,043   37,163,228   152,381,887      0       255,716   241,369,874
Less - accum. depreciation       -10,626,480   -5,121,275   -35,967,382      0      -145,118   -51,860,255
  Net other property              40,942,563   32,041,953   116,414,505      0       110,598   189,509,619

Investments:
Consolidated subsidiaries                  0                          0      0   207,097,165   207,097,165
Equity investments                   168,175   37,223,908             0      0             0    37,392,083
Decommissioning trust funds                0                          0      0             0             0
Other                                      0            0             0      0    -1,544,393    -1,544,393
  Total Investments                  168,175   37,223,908             0      0   205,552,772   242,944,855

Current assets:
Cash                                 596,385      436,221       726,890      0       145,101     1,904,597
Temp. cash invest - affiliates             0            0             0      0    -4,600,741    -4,600,741
Temp. cash investments                     0    1,275,000        34,854      0             0     1,309,854
Acct. rec. - customers, net        3,407,172      136,990    15,051,680      0             0    18,595,842
Acct. rec. - other                         0      257,838     1,170,558      0        10,000     1,438,396
Acct. rec. - intercompany            965,148      762,986        81,958      0     1,920,108     3,730,200
Income tax refunds receivable              0            0         6,092      0             0         6,092
Materials and supplies             1,064,220       61,164             0      0             0     1,125,384
Prepayments and other                 66,067    2,132,201    11,559,648      0       425,654    14,183,570
  Total current assets             6,098,992    5,062,400    28,631,680      0    -2,099,878    37,693,194

Other assets:
Advances payable to parent                 0            0             0      0      -256,180      -256,180
Deferred charges                      -9,142      173,112             0      0        92,740       256,710
Regulatory assets                          0            0             0      0             0             0
Other                                      0    4,877,996       362,064      0     5,500,000    10,740,060
  Total other assets                  -9,142    5,051,108       362,064      0     5,336,560    10,740,590

Total assets                      47,200,588   79,379,369   145,408,249      0   208,900,052   480,888,258

                           NOTE:  Numbers may not foot due to rounding.

IES Diversified Inc.                                            EXHIBIT A (ii)
Consolidated Balance Sheet                                         PAGE 2 OF 6
As of December 31, 1995
                                                                 Consol.
                                                Eliminat.          IES
                                   Subtotal      Entries       Diversified
Assets -
Other property                   241,369,874     -1,661,788    239,708,086
Less - accum. depreciation       -51,860,255                   -51,860,255
  Net other property             189,509,619     -1,661,788    187,847,831

Investments:
Consolidated subsidiaries        207,097,165   -207,097,091             74
Equity investments                37,392,083                    37,392,083
Decommissioning trust funds                0                             0
Other                             -1,544,393      1,544,393              0
  Total Investments              242,944,855   -205,552,698     37,392,157

Current assets:
Cash                               1,904,597                     1,904,597
Temp. cash invest - affiliates    -4,600,741                    -4,600,741
Temp. cash investments             1,309,854                     1,309,854
Acct. rec. - customers, net       18,595,842                    18,595,842
Acct. rec. - other                 1,438,396                     1,438,396
Acct. rec. - intercompany          3,730,200       -176,210      3,553,990
Income tax refunds receivable          6,092                         6,092
Materials and supplies             1,125,384                     1,125,384
Prepayments and other             14,183,570                    14,183,570
  Total current assets            37,693,194       -176,210     37,516,984

Other assets:
Advances payable to parent          -256,180        256,180              0
Deferred charges                     256,710                       256,710
Regulatory assets                          0                             0
Other                             10,740,060     -5,500,000      5,240,060
  Total other assets              10,740,590     -5,243,820      5,496,770

Total assets                     480,888,258   -212,634,516    268,253,742

                          NOTE:  Numbers may not foot due to rounding.

IES Diversified Inc.                                            EXHIBIT A (ii)
Consolidated Balance Sheet                                         PAGE 3 OF 6
As of December 31, 1995

                                      IES          IES         IES       Terra       IES
                                  Transport.  Investments    Energy     Comfort  Diversified   Subtotal
Capitalization and Liabilities -
Capitalization:
Common stock                      25,070,719   61,967,940   114,485,614      0   113,872,941   315,397,214
Paid-in surplus                            0            0             0      0             0             0
Retained earnings                  4,295,234   -1,171,844     2,449,428      0   -30,622,465   -25,049,647
  Total common equity             29,365,953   60,796,096   116,935,042      0    83,250,476   290,347,567

Long-term debt                     5,500,000   12,000,256             0      0   124,245,000   141,745,256
  Total Capitalization            34,865,953   72,796,352   116,935,042      0   207,495,476   432,092,823

Current liabilities:
Long-term debt maturities                  0      307,000             0      0             0       307,000
Accounts payable - trade           2,220,575      227,469    17,205,401      0       122,370    19,775,815
Accounts pay. - intercompany         377,880      479,504     1,546,883      0     1,954,258     4,358,525
Dividends pay. - intercompany              0            0             0      0             0             0
Accrued interest                           0       13,424             0      0             0        13,424
Accrued other taxes                1,083,289      623,145       588,305      0             0     2,294,739
Accrued income taxes                       0            0             0      0             0             0
Other                              1,934,119      268,419     1,120,338      0       164,349     3,487,225
  Total current liabilities        5,615,863    1,918,961    20,460,927      0     2,240,977    30,236,728

Long-term liabilities:
Advance from parent                 -249,447       -6,733             0      0             0      -256,180
Environmental liabilities            100,000      360,000     1,722,000      0             0     2,182,000
Other                              2,508,946    3,440,381        40,731      0        97,041     6,087,099
  Total long-term liabilities      2,359,499    3,793,648     1,762,731      0        97,041     8,012,919

Deferred Credits:
Accum. deferred income taxes       4,359,275      870,406     6,249,550      0      -933,443    10,545,788
Accum. deferred inv. tax cr.               0            0             0      0             0             0
  Total deferred credits           4,359,275      870,406     6,249,550      0      -933,443    10,545,788

Total cap. and liabilities        47,200,590   79,379,367   145,408,250      0   208,900,051   480,888,258

                           NOTE:  Numbers may not foot due to rounding.

IES Diversified Inc.                                            EXHIBIT A (ii)
Consolidated Balance Sheet                                         PAGE 4 OF 6
As of December 31, 1995
                                                                Consol.
                                                  Eliminat.       IES
                                   Subtotal        Entries     Diversified
Capitalization and Liabilities -
Capitalization:
Common stock                     315,397,214   -201,524,273    113,872,941
Paid-in surplus                            0                             0
Retained earnings                -25,049,647     -5,690,213    -30,739,860
  Total common equity            290,347,567   -207,214,486     83,133,081

Long-term debt                   141,745,256     -5,500,000    136,245,256
  Total Capitalization           432,092,823   -212,714,486    219,378,337

Current liabilities:
Long-term debt maturities            307,000                       307,000
Accounts payable - trade          19,775,815                    19,775,815
Accounts pay. - intercompany       4,358,525       -176,210      4,182,315
Dividends pay. - intercompany              0                             0
Accrued interest                      13,424                        13,424
Accrued other taxes                2,294,739                     2,294,739
Accrued income taxes                       0                             0
Other                              3,487,225                     3,487,225
  Total current liabilities       30,236,728       -176,210     30,060,518

Long-term liabilities:
Advance from parent                 -256,180        256,180              0
Environmental liabilities          2,182,000                     2,182,000
Other                              6,087,099                     6,087,099
  Total long-term liabilities      8,012,919        256,180      8,269,099

Deferred Credits:
Accum. deferred income taxes      10,545,788                    10,545,788
Accum. deferred inv. tax cr.               0                             0
  Total deferred credits          10,545,788              0     10,545,788

Total cap. and liabilities       480,888,258   -212,634,516    268,253,742

                          NOTE:  Numbers may not foot due to rounding.

IES Diversified Inc.                                            EXHIBIT A (ii)
Consolidated Statement of Income                                   PAGE 5 OF 6
For the Year Ended December 31, 1995


                                    IES          IES          IES        Terra       IES
                                 Transport.  Investments     Energy     Comfort  Diversified   Subtotal
Revenues:
Gas                                        0            0    53,046,710      0             0    53,046,710
Steam                                      0            0     3,928,901      0             0     3,928,901
Other                             23,646,936   11,191,648    51,233,794      0             0    86,072,378
  Total revenues                  23,646,936   11,191,648   108,209,405      0             0   143,047,989

Operating expenses:
Gas purchased for resale                   0            0    50,518,681      0             0    50,518,681
Other operating expenses          11,561,958    9,458,069    31,177,253      0     6,168,724    58,366,004
Maintenance                        1,520,740      802,106       183,779      0             0     2,506,625
Depreciation and amortization      1,645,527    1,469,660    15,407,851      0        50,483    18,573,521
Property taxes                     1,038,154      572,642       140,750      0             0     1,751,546
Miscellaneous taxes                  857,670       22,153     1,366,300      0             0     2,246,123
  Total operating expenses        16,624,049   12,324,630    98,794,614      0     6,219,207   133,962,500

Operating income                   7,022,887   -1,132,982     9,414,791      0    -6,219,207     9,085,489

Other income and deductions:
Income from subsidiaries             -65,978            0             0      0   -11,134,466   -11,200,444
Other                               -127,833   -3,748,272      -226,100      0    -1,586,244    -5,688,449
  Total                             -193,811   -3,748,272      -226,100      0   -12,720,710   -16,888,893

Interest expense                     576,384    1,448,573       486,859      0     5,808,683     8,320,499

Income before income taxes         6,640,314    1,166,717     9,154,032      0       692,820    17,653,883

Federal and state income taxes:
Current                            2,398,140      667,791     1,906,042      0    -4,110,062       861,911
Deferred                             347,888     -289,369       796,106      0      -233,874       620,751
Amortization of inv. tax. cr.              0            0             0      0             0             0
  Total income taxes               2,746,028      378,422     2,702,148      0    -4,343,936     1,482,662

Net Income                         3,894,286      788,295     6,451,884      0     5,036,756    16,171,221

                            NOTE:  Numbers may not foot due to rounding.

IES Diversified Inc.                                            EXHIBIT A (ii)
Consolidated Statement of Income                                   PAGE 6 OF 6
For the Year Ended December 31, 1995
                                                                 Consol.
                                                 Eliminat.        IES
                                   Subtotal       Entries      Diversified


Revenues:
Gas                               53,046,710                    53,046,710
Steam                              3,928,901                     3,928,901
Other                             86,072,378                    86,072,378
  Total revenues                 143,047,989              0    143,047,989

Operating expenses:
Gas purchased for resale          50,518,681                    50,518,681
Other operating expenses          58,366,004                    58,366,004
Maintenance                        2,506,625                     2,506,625
Depreciation and amortization     18,573,521                    18,573,521
Property taxes                     1,751,546                     1,751,546
Miscellaneous taxes                2,246,123                     2,246,123
  Total operating expenses       133,962,500              0    133,962,500

Operating income                   9,085,489              0      9,085,489

Other income and deductions:
Income from subsidiaries         -11,200,444     11,134,466        -65,978
Other                             -5,688,449      1,915,125     -3,773,324
  Total                          -16,888,893     13,049,591     -3,839,302

Interest expense                   8,320,499     -1,893,133      6,427,366

Income before income taxes        17,653,883    -11,156,458      6,497,425

Federal and state income taxes:
Current                              861,911                       861,911
Deferred                             620,751                       620,751
Amortization of inv. tax. cr.              0                             0
  Total income taxes               1,482,662              0      1,482,662

Net Income                        16,171,221    -11,156,458      5,014,763

                           NOTE:  Numbers may not foot due to rounding.

IES Transportation Inc.                                        EXHIBIT A (iii)
Consolidated Balance Sheet                                         PAGE 1 OF 6
As of December 31, 1995
                                           IES Railcar  IEI Barge    Transfer      IES
                                 CRANDIC     Services    Services    Services   Transport.   Subtotal
Assets -
Other property                   39,990,547           0  10,506,075     876,010           0  51,372,632
Less - accum. depreciation       -7,478,009           0  -3,074,452     -74,019           0 -10,626,480
  Net other property             32,512,538           0   7,431,623     801,991           0  40,746,152

Investments:
Consolidated subsidiaries                 0           0           0           0  29,300,386  29,300,386
Equity investments                        0           0           0           0     168,175     168,175
Decommissioning trust funds               0           0           0           0           0           0
Other                                     0           0           0           0           0           0
  Total Investments                       0           0           0           0  29,468,561  29,468,561

Current assets:
Cash                                  1,300           0     595,085           0           0     596,385
Temp. cash invest - affiliates            0           0           0           0           0           0
Temp. cash investments                    0           0           0           0           0           0
Acct. rec. - customers, net       3,257,987           0     125,566      23,619           0   3,407,172
Acct. rec. - other                        0           0           0           0           0           0
Acct. rec. - intercompany           958,224           0           0       6,968      20,915     986,107
Materials and supplies            1,048,615           0           0           0      15,605   1,064,220
Prepayments and other                41,001           0      24,794         272           0      66,067
  Total current assets            5,307,127           0     745,445      30,859      36,520   6,119,951

Other assets:
Deferred charges                     -9,142           0           0           0           0      -9,142
Regulatory assets                         0           0           0           0           0           0
Other                                     0           0           0           0           0           0
  Total other assets                 -9,142           0           0           0           0      -9,142

Total assets                     37,810,523           0   8,177,068     832,850  29,505,081  76,325,522

                          NOTE:  Numbers may not foot due to rounding.

IES Transportation Inc.                                        EXHIBIT A (iii)
Consolidated Balance Sheet                                         PAGE 2 OF 6
As of December 31, 1995
                                                               Consol.
                                                Eliminat.        IES
                                 Subtotal        Entries      Transport
Assets -
Other property                   51,372,632       196,411     51,569,043
Less - accum. depreciation      -10,626,480                  -10,626,480
  Net other property             40,746,152       196,411     40,942,563

Investments:
Consolidated subsidiaries        29,300,386   -29,300,386              0
Equity investments                  168,175             0        168,175
Decommissioning trust funds               0                            0
Other                                     0                            0
  Total Investments              29,468,561   -29,300,386        168,175

Current assets:
Cash                                596,385                      596,385
Temp. cash invest - affiliates            0                            0
Temp. cash investments                    0                            0
Acct. rec. - customers, net       3,407,172                    3,407,172
Acct. rec. - other                        0                            0
Acct. rec. - intercompany           986,107       -20,959        965,148
Materials and supplies            1,064,220                    1,064,220
Prepayments and other                66,067                       66,067
  Total current assets            6,119,951       -20,959      6,098,992

Other assets:
Deferred charges                     -9,142                       -9,142
Regulatory assets                         0                            0
Other                                     0                            0
  Total other assets                 -9,142             0         -9,142

Total assets                     76,325,522   -29,124,934     47,200,588

                          NOTE:  Numbers may not foot due to rounding.

IES Transportation Inc.                                        EXHIBIT A (iii)
Consolidated Balance Sheet                                         PAGE 3 OF 6
As of December 31, 1995
                                           IES Railcar  IEI Barge    Transfer      IES
                                 CRANDIC     Services    Services    Services   Transport.   Subtotal
Capitalization and Liabilities -
Capitalization:
Common stock                      6,383,024           0   2,466,800     899,905  25,070,719  34,820,448
Paid-in surplus                           0           0           0           0           0           0
Retained earnings                20,176,977           0     -86,544    -145,886   4,295,234  24,239,781
  Total common equity            26,560,001           0   2,380,256     754,019  29,365,953  59,060,229

Long-term debt                            0           0   5,500,000           0           0   5,500,000
  Total Capitalization           26,560,001           0   7,880,256     754,019  29,365,953  64,560,229

Current liabilities:
Long-term debt maturities                 0           0           0           0           0           0
Accounts payable - trade          2,139,402           0      71,887       9,286           0   2,220,575
Accounts pay. - intercompany        211,239           0       4,392       9,306     173,902     398,839
Accrued interest                          0           0           0           0           0           0
Accrued other taxes                 969,110           0      79,980      33,980         219   1,083,289
Accrued income taxes                      0           0           0           0           0           0
Other                             1,538,512           0     390,000       5,607           0   1,934,119
  Total current liabilities       4,858,263           0     546,259      58,179     174,121   5,636,822

Long-term liabilities:
Advance from parent                       0           0    -249,447           0           0    -249,447
Environmental liabilities           100,000           0           0           0           0     100,000
Other                             1,918,643           0           0           0           0   1,918,643
  Total long-term liabilities     2,018,643           0    -249,447           0           0   1,769,196

Deferred Credits:
Accum. deferred income taxes      4,373,616           0           0      20,652     -34,993   4,359,275
Accum. deferred inv. tax cr.              0           0           0           0           0           0
  Total deferred credits          4,373,616           0           0      20,652     -34,993   4,359,275

Total cap. and liabilities       37,810,523           0   8,177,068     832,850  29,505,081  76,325,522

                          NOTE:  Numbers may not foot due to rounding.

IES Transportation Inc.                                        EXHIBIT A (iii)
Consolidated Balance Sheet                                         PAGE 4 OF 6
As of December 31, 1995
                                                               Consol.
                                                Eliminat.       IES
                                 Subtotal        Entries      Transport
Capitalization and Liabilities -
Capitalization:
Common stock                     34,820,448    -9,749,729     25,070,719
Paid-in surplus                           0                            0
Retained earnings                24,239,781   -19,944,547      4,295,234
  Total common equity            59,060,229   -29,694,276     29,365,953

Long-term debt                    5,500,000                    5,500,000
  Total Capitalization           64,560,229   -29,694,276     34,865,953

Current liabilities:
Long-term debt maturities                 0                            0
Accounts payable - trade          2,220,575                    2,220,575
Accounts pay. - intercompany        398,839       -20,959        377,880
Accrued interest                          0                            0
Accrued other taxes               1,083,289                    1,083,289
Accrued income taxes                      0                            0
Other                             1,934,119                    1,934,119
  Total current liabilities       5,636,822       -20,959      5,615,863

Long-term liabilities:
Advance from parent                -249,447                     -249,447
Environmental liabilities           100,000                      100,000
Other                             1,918,643       590,303      2,508,946
  Total long-term liabilities     1,769,196       590,303      2,359,499

Deferred Credits:
Accum. deferred income taxes      4,359,275                    4,359,275
Accum. deferred inv. tax cr.              0                            0
  Total deferred credits          4,359,275             0      4,359,275

Total cap. and liabilities       76,325,522   -29,124,932     47,200,590

                          NOTE:  Numbers may not foot due to rounding.

IES Transportation Inc.                                        EXHIBIT A (iii)
Consolidated Statement of Income                                   PAGE 5 OF 6
For the Year Ended December 31, 1995
                                           IES Railcar  IEI Barge    Transfer      IES
                                 CRANDIC     Services    Services    Services   Transport.   Subtotal

Revenues:
Gas                                       0           0           0           0           0           0
Steam                                     0           0           0           0           0           0
Other                            16,786,176   4,689,919   2,013,891     156,950           0  23,646,936
  Total revenues                 16,786,176   4,689,919   2,013,891     156,950           0  23,646,936

Operating expenses:
Gas purchased for resale                  0           0           0           0           0           0
Other operating expenses          5,875,942   4,767,843     792,663     125,355         155  11,561,958
Maintenance                       1,194,040     224,789      93,274       8,637           0   1,520,740
Depreciation and amortization       930,906     289,501     377,709      47,411           0   1,645,527
Property taxes                      810,554     120,000      74,000      33,600           0   1,038,154
Miscellaneous taxes                 640,196     177,368      40,106           0           0     857,670
  Total operating expenses        9,451,638   5,579,501   1,377,752     215,003         155  16,624,049

Operating income                  7,334,538    -889,582     636,139     -58,053        -155   7,022,887

Other income and deductions:
Income from subsidiaries                  0           0           0           0  -4,012,335  -4,012,335
Other                              -203,283     -24,686     -46,459      -2,091     107,958    -168,561
  Total                            -203,283     -24,686     -46,459      -2,091  -3,904,377  -4,180,896

Interest expense                     24,238      33,227     518,372           0         547     576,384

Income before income taxes        7,513,583    -898,123     164,226     -55,962   3,903,675  10,627,399

Federal and state income taxes:
Current                           2,621,642    -334,375           0     -37,197     148,070   2,398,140
Deferred                            511,834     -39,277           0      13,963    -138,632     347,888
Amortization of inv. tax. cr.             0           0           0           0           0           0
  Total income taxes              3,133,476    -373,652           0     -23,234       9,438   2,746,028

Net Income                        4,380,107    -524,471     164,226     -32,728   3,894,237   7,881,371

                           NOTE:  Numbers may not foot due to rounding.

IES Transportation Inc.                                        EXHIBIT A (iii)
Consolidated Statement of Income                                   PAGE 6 OF 6
For the Year Ended December 31, 1995
                                                               Consol.
                                                Eliminat.        IES
                                 Subtotal        Entries      Transport


Revenues:
Gas                                       0                            0
Steam                                     0                            0
Other                            23,646,936                   23,646,936
  Total revenues                 23,646,936             0     23,646,936

Operating expenses:
Gas purchased for resale                  0                            0
Other operating expenses         11,561,958                   11,561,958
Maintenance                       1,520,740                    1,520,740
Depreciation and amortization     1,645,527                    1,645,527
Property taxes                    1,038,154                    1,038,154
Miscellaneous taxes                 857,670                      857,670
  Total operating expenses       16,624,049             0     16,624,049

Operating income                  7,022,887             0      7,022,887

Other income and deductions:
Income from subsidiaries         -4,012,335     3,946,357        -65,978
Other                              -168,561        40,728       -127,833
  Total                          -4,180,896     3,987,085       -193,811

Interest expense                    576,384                      576,384

Income before income taxes       10,627,399    -3,987,085      6,640,314

Federal and state income taxes:
Current                           2,398,140                    2,398,140
Deferred                            347,888                      347,888
Amortization of inv. tax. cr.             0                            0
  Total income taxes              2,746,028             0      2,746,028

Net Income                        7,881,371    -3,987,085      3,894,286

                           NOTE:  Numbers may not foot due to rounding.

IES Investments Inc.                                            EXHIBIT A (iv)
Consolidated Balance Sheet                                         PAGE 1 OF 9
As of December 31, 1995

                                                             2001         2060        Center       Prairie
                                 Iowa Land      SIMCO      Develop.     Develop.       Place        Ridge
Assets -
Other property                     7,676,026            0    1,696,102   15,658,809    1,686,305    1,050,000
Less - accum. depreciation          -573,281            0      -26,160   -2,196,458     -483,534            0
  Net other property               7,102,745            0    1,669,942   13,462,351    1,202,771    1,050,000

Investments:
Consolidated subsidiaries                  0            0    2,275,473            0            0            0
Equity investments                         0            0       94,080            0            0            0
Decommissioning trust funds                0            0            0            0            0            0
Other                                      0            0            0            0            0            0
  Total Investments                        0            0    2,369,553            0            0            0

Current assets:
Cash                                  21,861            0      154,625       78,349       57,447            0
Temp. cash invest - affiliates             0            0            0            0            0            0
Temp. cash investments                     0            0    1,275,000            0            0            0
Acct. rec. - customers, net           91,715            0          304        8,396            0            0
Acct. rec. - other                         0            0            0            0            0            0
Acct. rec. - intercompany            561,788            0    1,179,743            0            0            0
Materials and supplies                     0            0            0            0            0            0
Prepayments and other                581,757            0        8,898       96,574       14,006            0
  Total current assets             1,257,121            0    2,618,570      183,319       71,453            0

Other assets:
Deferred charges                           0            0            0      173,112            0            0
Regulatory assets                          0            0            0            0            0            0
Other                                      0            0            0            0       14,091            0
  Total other assets                       0            0            0      173,112       14,091            0

Total assets                       8,359,866            0    6,658,065   13,818,782    1,288,315    1,050,000

                            NOTE:  Numbers may not foot due to rounding.

IES Investments Inc.                                            EXHIBIT A (iv)
Consolidated Balance Sheet                                         PAGE 2 OF 9
As of December 31, 1995
                                    IES        Village     Village        2002          IES
                                 Investco      Resorts    Lakeshares    Develop.    Investments
Assets -
Other property                             0            0    8,312,273    2,095,012     -300,781
Less - accum. depreciation                 0            0   -1,672,720     -169,122            0
  Net other property                       0            0    6,639,553    1,925,890     -300,781

Investments:
Consolidated subsidiaries                  0            0            0            0   24,870,504
Equity investments                 2,313,191            0            0            0   34,816,637
Decommissioning trust funds                0            0            0            0            0
Other                                      0            0            0            0            0
  Total Investments                2,313,191            0            0            0   59,687,141

Current assets:
Cash                                       0            0       30,521       93,418            0
Temp. cash invest - affiliates             0            0            0            0            0
Temp. cash investments                     0            0            0            0            0
Acct. rec. - customers, net                0            0       25,020       11,555            0
Acct. rec. - other                    66,000            0      191,838            0            0
Acct. rec. - intercompany                  0            0        1,959            0    1,342,175
Materials and supplies                     0            0       61,164            0            0
Prepayments and other                      0            0    1,359,215        4,420       67,331
  Total current assets                66,000            0    1,669,717      109,393    1,409,506

Other assets:
Deferred charges                           0            0            0            0            0
Regulatory assets                          0            0            0            0            0
Other                                      0            0    3,940,237            0      923,668
  Total other assets                       0            0    3,940,237            0      923,668

Total assets                       2,379,191            0   12,249,507    2,035,283   61,719,534

                            NOTE:  Numbers may not foot due to rounding.

IES Investments Inc.                                            EXHIBIT A (iv)
Consolidated Balance Sheet                                         PAGE 3 OF 9
As of December 31, 1995

                                                            Consol.
                                              Eliminat.       IES
                                 Subtotal      Entries    Investments
Assets -
Other property                    37,873,746     -710,518   37,163,228
Less - accum. depreciation        -5,121,275                -5,121,275
  Net other property              32,752,471     -710,518   32,041,953

Investments:
Consolidated subsidiaries         27,145,977  -27,145,977            0
Equity investments                37,223,908                37,223,908
Decommissioning trust funds                0                         0
Other                                      0                         0
  Total Investments               64,369,885  -27,145,977   37,223,908

Current assets:
Cash                                 436,221                   436,221
Temp. cash invest - affiliates             0                         0
Temp. cash investments             1,275,000                 1,275,000
Acct. rec. - customers, net          136,990                   136,990
Acct. rec. - other                   257,838                   257,838
Acct. rec. - intercompany          3,085,665   -2,322,679      762,986
Materials and supplies                61,164                    61,164
Prepayments and other              2,132,201                 2,132,201
  Total current assets             7,385,079   -2,322,679    5,062,400

Other assets:
Deferred charges                     173,112                   173,112
Regulatory assets                          0                         0
Other                              4,877,996                 4,877,996
  Total other assets               5,051,108            0    5,051,108

Total assets                     109,558,543  -30,179,174   79,379,369

             NOTE:  Numbers may not foot due to rounding.

             NOTE:  IES Investments has included in "Equity
                    investments" several investments in foreign entities, including equity ownerships in two New Zealand electric distribution entities, a loan to a New Zealand company and an investment in an international venture capital fund. These investments are considered energy-related and therefore may be included with IES Energy Inc. for management purposes.

IES Investments Inc.                                            EXHIBIT A (iv)
Consolidated Balance Sheet                                         PAGE 4 OF 9
As of December 31, 1995
                                                             2001         2060        Center       Prairie
                                 Iowa Land      SIMCO      Develop.     Develop.       Place        Ridge
Capitalization and Liabilities -
Capitalization:
Common stock                         200,000            0    8,250,000    4,956,972    1,205,891    1,060,000
Paid-in surplus                    6,632,803            0            0            0            0            0
Retained earnings                    396,562            0   -1,624,605   -2,913,654   -1,047,070       -3,477
  Total common equity              7,229,365            0    6,625,395    2,043,318      158,821    1,056,523

Long-term debt                             0            0            0    9,666,768    1,048,727            0
  Total Capitalization             7,229,365            0    6,625,395   11,710,086    1,207,548    1,056,523

Current liabilities:
Long-term debt maturities                  0            0            0            0            0            0
Accounts payable - trade              31,373            0        6,130       22,730       25,255            0
Accounts pay. - intercompany         117,273            0            0    1,863,301            0          211
Accrued interest                           0            0            0        8,256          936            0
Accrued other taxes                  103,150            0       26,540      200,915       46,325            0
Accrued income taxes                       0            0            0            0            0            0
Other                                 20,000            0            0            0        8,250            0
  Total current liabilities          271,796            0       32,670    2,095,202       80,766          211

Long-term liabilities:
Advance from parent                        0            0            0            0            0       -6,733
Environmental liabilities            360,000            0            0            0            0            0
Other                                122,479            0            0       13,494            0            0
  Total long-term liabilities        482,479            0            0       13,494            0       -6,733

Deferred Credits:
Accum. deferred income taxes         376,226            0            0            0            0            0
Accum. deferred inv. tax cr.               0            0            0            0            0            0
  Total deferred credits             376,226            0            0            0            0            0

Total cap. and liabilities         8,359,866            0    6,658,065   13,818,782    1,288,314    1,050,001

                            NOTE:  Numbers may not foot due to rounding.

IES Investments Inc.                                            EXHIBIT A (iv)
Consolidated Balance Sheet                                         PAGE 5 OF 9
As of December 31, 1995
                                    IES        Village     Village        2002          IES
                                 Investco      Resorts    Lakeshares    Develop.    Investments
Capitalization and Liabilities -
Capitalization:
Common stock                           1,000            0   14,225,952        9,807   61,967,940
Paid-in surplus                      983,094            0            0            0            0
Retained earnings                    996,268            0   -2,827,159      -51,999     -735,637
  Total common equity              1,980,362            0   11,398,793      -42,192   61,232,303

Long-term debt                             0            0        7,433    1,584,328            0
  Total Capitalization             1,980,362            0   11,406,226    1,542,136   61,232,303

Current liabilities:
Long-term debt maturities                  0            0            0            0            0
Accounts payable - trade                   0            0      123,629       15,499        2,853
Accounts pay. - intercompany         363,979            0            0      457,419            0
Accrued interest                           0            0            0        4,232            0
Accrued other taxes                        0            0      230,218       15,997            0
Accrued income taxes                       0            0            0            0            0
Other                                      0            0      239,663            0          506
  Total current liabilities          363,979            0      593,510      493,147        3,359

Long-term liabilities:
Advance from parent                        0            0            0            0            0
Environmental liabilities                  0            0            0            0            0
Other                                      0            0            0            0            0
  Total long-term liabilities              0            0            0            0            0

Deferred Credits:
Accum. deferred income taxes          34,850            0      249,769            0      483,872
Accum. deferred inv. tax cr.               0            0            0            0            0
  Total deferred credits              34,850            0      249,769            0      483,872

Total cap. and liabilities         2,379,191            0   12,249,505    2,035,283   61,719,534

                            NOTE:  Numbers may not foot due to rounding.

IES Investments Inc.                                            EXHIBIT A (iv)
Consolidated Balance Sheet                                         PAGE 6 OF 9
As of December 31, 1995
                                                            Consol.
                                              Eliminat.       IES
                                 Subtotal      Entries    Investments
Capitalization and Liabilities -
Capitalization:
Common stock                      91,877,562  -29,909,622   61,967,940
Paid-in surplus                    7,615,897   -7,615,897            0
Retained earnings                 -7,810,771    6,638,927   -1,171,844
  Total common equity             91,682,688  -30,886,592   60,796,096

Long-term debt                    12,307,256     -307,000   12,000,256
  Total Capitalization           103,989,944  -31,193,592   72,796,352

Current liabilities:
Long-term debt maturities                  0      307,000      307,000
Accounts payable - trade             227,469                   227,469
Accounts pay. - intercompany       2,802,183   -2,322,679      479,504
Accrued interest                      13,424                    13,424
Accrued other taxes                  623,145                   623,145
Accrued income taxes                       0                         0
Other                                268,419                   268,419
  Total current liabilities        3,934,640   -2,015,679    1,918,961

Long-term liabilities:
Advance from parent                   -6,733                    -6,733
Environmental liabilities            360,000                   360,000
Other                                135,973    3,304,408    3,440,381
  Total long-term liabilities        489,240    3,304,408    3,793,648

Deferred Credits:
Accum. deferred income taxes       1,144,717     -274,311      870,406
Accum. deferred inv. tax cr.               0                         0
  Total deferred credits           1,144,717     -274,311      870,406

Total cap. and liabilities       109,558,541  -30,179,174   79,379,367

                          NOTE:  Numbers may not foot due to rounding.

IES Investments Inc.                                            EXHIBIT A (iv)
Consolidated Statement of Income                                   PAGE 7 OF 9
For the Year Ended December 31, 1995

                                                             2001         2060        Center       Prairie
                                 Iowa Land      SIMCO      Develop.     Develop.       Place        Ridge

Revenues:
Gas                                        0            0            0            0            0            0
Steam                                      0            0            0            0            0            0
Other                              2,361,609      614,916        7,725    2,782,400      298,034            0
  Total revenues                   2,361,609      614,916        7,725    2,782,400      298,034            0

Operating expenses:
Gas purchased for resale                   0            0            0            0            0            0
Other operating expenses           1,830,162      460,020      152,914      690,331       89,127        3,551
Maintenance                          232,092        2,639           99      302,716       36,575            0
Depreciation and amortization        126,824        6,536        7,548      600,482       67,096            0
Property taxes                       132,000        4,942       27,641      234,344       52,800            0
Miscellaneous taxes                        0       22,153            0            0            0            0
  Total operating expenses         2,321,078      496,290      188,202    1,827,873      245,598        3,551

Operating income                      40,531      118,626     -180,477      954,527       52,436       -3,551

Other income and deductions:
Income from subsidiaries                   0            0            0            0            0            0
Other                               -689,983       -1,056     -578,070      441,372       -2,374          -80
  Total                             -689,983       -1,056     -578,070      441,372       -2,374          -80

Interest expense                      35,024            0            0      863,404       87,382            7

Income before income taxes           695,490      119,682      397,593     -350,249      -32,572       -3,478

Federal and state income taxes:
Current                             -518,988       41,889            0            0            0            0
Deferred                             812,567            0            0            0            0            0
Amortization of inv. tax. cr.              0            0            0            0            0            0
  Total income taxes                 293,579       41,889            0            0            0            0

Net Income                           401,911       77,793      397,593     -350,249      -32,572       -3,478

                              NOTE:  Numbers may not foot due to rounding.

IES Investments Inc.                                            EXHIBIT A (iv)
Consolidated Statement of Income                                   PAGE 8 OF 9
For the Year Ended December 31, 1995
                                    IES        Village     Village        2002          IES
                                 Investco      Resorts    Lakeshares    Develop.    Investments

Revenues:
Gas                                        0            0            0            0            0
Steam                                      0            0            0            0            0
Other                                      0            0    4,695,980      430,984            0
  Total revenues                           0            0    4,695,980      430,984            0

Operating expenses:
Gas purchased for resale                   0            0            0            0            0
Other operating expenses              36,633            0    6,043,847      149,733        1,751
Maintenance                                0            0      154,128       73,857            0
Depreciation and amortization              0            0      568,584       92,590            0
Property taxes                             0            0      127,348       -6,433            0
Miscellaneous taxes                        0            0            0            0            0
  Total operating expenses            36,633            0    6,893,907      309,747        1,751

Operating income                     -36,633            0   -2,197,927      121,237       -1,751

Other income and deductions:
Income from subsidiaries                   0            0            0            0     -109,599
Other                             -2,296,315       49,795     -608,581       18,000     -619,380
  Total                           -2,296,315       49,795     -608,581       18,000     -728,979

Interest expense                           0        8,726       55,456      166,031      334,242

Income before income taxes         2,259,682      -58,521   -1,644,802      -62,794      392,986

Federal and state income taxes:
Current                            1,364,521      -24,326            0            0     -195,305
Deferred                            -440,025            0            0            0     -387,600
Amortization of inv. tax. cr.              0            0            0            0            0
  Total income taxes                 924,496      -24,326            0            0     -582,905

Net Income                         1,335,186      -34,195   -1,644,802      -62,794      975,891

                           NOTE:  Numbers may not foot due to rounding.

IES Investments Inc.                                            EXHIBIT A (iv)
Consolidated Statement of Income                                   PAGE 9 OF 9
For the Year Ended December 31, 1995
                                                            Consol.
                                              Eliminat.       IES
                                 Subtotal      Entries    Investments


Revenues:
Gas                                        0                         0
Steam                                      0                         0
Other                             11,191,648                11,191,648
  Total revenues                  11,191,648            0   11,191,648

Operating expenses:
Gas purchased for resale                   0                         0
Other operating expenses           9,458,069                 9,458,069
Maintenance                          802,106                   802,106
Depreciation and amortization      1,469,660                 1,469,660
Property taxes                       572,642                   572,642
Miscellaneous taxes                   22,153                    22,153
  Total operating expenses        12,324,630            0   12,324,630

Operating income                  -1,132,982            0   -1,132,982

Other income and deductions:
Income from subsidiaries            -109,599      109,599            0
Other                             -4,286,672      538,400   -3,748,272
  Total                           -4,396,271      647,999   -3,748,272

Interest expense                   1,550,272     -101,699    1,448,573

Income before income taxes         1,713,017     -546,300    1,166,717

Federal and state income taxes:
Current                              667,791                   667,791
Deferred                             -15,058     -274,311     -289,369
Amortization of inv. tax. cr.              0                         0
  Total income taxes                 652,733     -274,311      378,422

Net Income                         1,060,284     -271,989      788,295

                            NOTE:  Numbers may not foot due to rounding.

IES Energy Inc.                                                  EXHIBIT A (v)
Consolidated Balance Sheet                                         PAGE 1 OF 6
As of December 31, 1995

                                                                             IES
                                   IEA         Whiting         Ely          Energy       Subtotal
Assets -
Other property                    24,007,607   128,374,280             0             0   152,381,887
Less - accum. depreciation        -2,929,779   -33,037,603             0             0   -35,967,382
  Net other property              21,077,828    95,336,677             0             0   116,414,505

Investments:
Consolidated subsidiaries                  0             0             0   116,040,474   116,040,474
Equity investments                         0             0             0             0             0
Decommissioning trust funds                0             0             0             0             0
Other                                      0             0             0             0             0
  Total Investments                        0             0             0   116,040,474   116,040,474

Current assets:
Cash                                     300       593,458       133,132             0       726,890
Temp. cash invest - affiliates             0             0             0             0             0
Temp. cash investments                     0        34,854             0             0        34,854
Acct. rec. - customers, net        7,760,038     7,291,642             0             0    15,051,680
Acct. rec. - other                         0     1,170,558             0             0     1,170,558
Acct. rec. - intercompany            126,989       534,485             0             0       661,474
Income tax refunds receivable              0         6,092             0             0         6,092
Materials and supplies                     0             0             0             0             0
Prepayments and other                121,670    11,437,978             0             0    11,559,648
  Total current assets             8,008,997    21,069,067       133,132             0    29,211,196

Other assets:
Deferred charges                           0             0             0             0             0
Regulatory assets                          0             0             0             0             0
Other                                 37,300       324,764             0             0       362,064
  Total other assets                  37,300       324,764             0             0       362,064

Total assets                      29,124,125   116,730,508       133,132   116,040,474   262,028,239

                           NOTE:  Numbers may not foot due to rounding.

IES Energy Inc.                                                  EXHIBIT A (v)
Consolidated Balance Sheet                                         PAGE 2 OF 6
As of December 31, 1995
                                                             Consol.
                                              Eliminat.        IES
                                 Subtotal      Entries        Energy
Assets -
Other property                   152,381,887                 152,381,887
Less - accum. depreciation       -35,967,382                 -35,967,382
  Net other property             116,414,505             0   116,414,505

Investments:
Consolidated subsidiaries        116,040,474  -116,040,474             0
Equity investments                         0                           0
Decommissioning trust funds                0                           0
Other                                      0                           0
  Total Investments              116,040,474  -116,040,474             0

Current assets:
Cash                                 726,890                     726,890
Temp. cash invest - affiliates             0                           0
Temp. cash investments                34,854                      34,854
Acct. rec. - customers, net       15,051,680                  15,051,680
Acct. rec. - other                 1,170,558                   1,170,558
Acct. rec. - intercompany            661,474      -579,516        81,958
Income tax refunds receivable          6,092                       6,092
Materials and supplies                     0                           0
Prepayments and other             11,559,648                  11,559,648
  Total current assets            29,211,196      -579,516    28,631,680

Other assets:
Deferred charges                           0                           0
Regulatory assets                          0                           0
Other                                362,064                     362,064
  Total other assets                 362,064             0       362,064

Total assets                     262,028,239  -116,619,990   145,408,249

                          NOTE:  Numbers may not foot due to rounding.

IES Energy Inc.                                                  EXHIBIT A (v)
Consolidated Balance Sheet                                         PAGE 3 OF 6
As of December 31, 1995

                                                                             IES
                                   IEA         Whiting         Ely          Energy       Subtotal
Capitalization and Liabilities -
Capitalization:
Common stock                      15,345,826    95,854,667       133,132   114,485,614   225,819,239
Paid-in surplus                            0             0             0             0             0
Retained earnings                  3,909,235       838,345             0     2,449,428     7,197,008
  Total common equity             19,255,061    96,693,012       133,132   116,935,042   233,016,247

Long-term debt                             0             0             0             0             0
  Total Capitalization            19,255,061    96,693,012       133,132   116,935,042   233,016,247

Current liabilities:
Long-term debt maturities                  0             0             0             0             0
Accounts payable - trade           7,733,932     9,471,469             0             0    17,205,401
Accounts pay. - intercompany         685,883     1,440,516             0             0     2,126,399
Accrued interest                           0             0             0             0             0
Accrued other taxes                  146,132       442,173             0             0       588,305
Accrued income taxes                       0             0             0             0             0
Other                                 39,000     1,081,338             0             0     1,120,338
  Total current liabilities        8,604,947    12,435,496             0             0    21,040,443

Long-term liabilities:
Advance from parent                        0             0             0             0             0
Environmental liabilities                  0     1,722,000             0             0     1,722,000
Other                                      0             0             0             0             0
  Total long-term liabilities              0     1,722,000             0             0     1,722,000

Deferred Credits:
Accum. deferred income taxes       1,264,117     5,880,000             0      -894,567     6,249,550
Accum. deferred inv. tax cr.               0             0             0             0             0
  Total deferred credits           1,264,117     5,880,000             0      -894,567     6,249,550

Total cap. and liabilities        29,124,125   116,730,508       133,132   116,040,475   262,028,240

                           NOTE:  Numbers may not foot due to rounding.

IES Energy Inc.                                                  EXHIBIT A (v)
Consolidated Balance Sheet                                         PAGE 4 OF 6
As of December 31, 1995
                                                             Consol.
                                              Eliminat.        IES
                                 Subtotal      Entries        Energy
Capitalization and Liabilities -
Capitalization:
Common stock                     225,819,239  -111,333,625   114,485,614
Paid-in surplus                            0                           0
Retained earnings                  7,197,008    -4,747,580     2,449,428
  Total common equity            233,016,247  -116,081,205   116,935,042

Long-term debt                             0                           0
  Total Capitalization           233,016,247  -116,081,205   116,935,042

Current liabilities:
Long-term debt maturities                  0                           0
Accounts payable - trade          17,205,401                  17,205,401
Accounts pay. - intercompany       2,126,399      -579,516     1,546,883
Accrued interest                           0                           0
Accrued other taxes                  588,305                     588,305
Accrued income taxes                       0                           0
Other                              1,120,338                   1,120,338
  Total current liabilities       21,040,443      -579,516    20,460,927

Long-term liabilities:
Advance from parent                        0                           0
Environmental liabilities          1,722,000                   1,722,000
Other                                      0        40,731        40,731
  Total long-term liabilities      1,722,000        40,731     1,762,731

Deferred Credits:
Accum. deferred income taxes       6,249,550                   6,249,550
Accum. deferred inv. tax cr.               0                           0
  Total deferred credits           6,249,550             0     6,249,550

Total cap. and liabilities       262,028,240  -116,619,990   145,408,250

                          NOTE:  Numbers may not foot due to rounding.

IES Energy Inc.                                                  EXHIBIT A (v)
Consolidated Statement of Income                                   PAGE 5 OF 6
For the Year Ended December 31, 1995

                                                                             IES
                                   IEA         Whiting         Ely          Energy       Subtotal

Revenues:
Gas                               53,046,710             0             0             0    53,046,710
Steam                              3,928,901             0             0             0     3,928,901
Other                              3,095,250    48,423,103             0             0    51,518,353
  Total revenues                  60,070,861    48,423,103             0             0   108,493,964

Operating expenses:
Gas purchased for resale          50,803,240             0             0             0    50,803,240
Other operating expenses           6,299,749    24,877,504             0             0    31,177,253
Maintenance                          183,779             0             0             0       183,779
Depreciation and amortization        756,268    14,651,583             0             0    15,407,851
Property taxes                       140,750             0             0             0       140,750
Miscellaneous taxes                        0     1,366,300             0             0     1,366,300
  Total operating expenses        58,183,786    40,895,387             0             0    99,079,173

Operating income                   1,887,075     7,527,716             0             0     9,414,791

Other income and deductions:
Income from subsidiaries                   0             0             0    -6,445,033    -6,445,033
Other                               -116,625      -125,948        23,736             0      -218,837
  Total                             -116,625      -125,948        23,736    -6,445,033    -6,663,870

Interest expense                       4,152       482,707             0             0       486,859

Income before income taxes         1,999,548     7,170,957       -23,736     6,445,033    15,591,802

Federal and state income taxes:
Current                              471,041     1,435,001             0             0     1,906,042
Deferred                             345,954       457,001             0        -6,849       796,106
Amortization of inv. tax. cr.              0             0             0             0             0
  Total income taxes                 816,995     1,892,002             0        -6,849     2,702,148

Net Income                         1,182,553     5,278,955       -23,736     6,451,882    12,889,654

                            NOTE:  Numbers may not foot due to rounding.

IES Energy Inc.                                                  EXHIBIT A (v)
Consolidated Statement of Income                                   PAGE 6 OF 6
For the Year Ended December 31, 1995
                                                             Consol.
                                              Eliminat.        IES
                                 Subtotal      Entries        Energy


Revenues:
Gas                               53,046,710                  53,046,710
Steam                              3,928,901                   3,928,901
Other                             51,518,353      -284,559    51,233,794
  Total revenues                 108,493,964      -284,559   108,209,405

Operating expenses:
Gas purchased for resale          50,803,240      -284,559    50,518,681
Other operating expenses          31,177,253                  31,177,253
Maintenance                          183,779                     183,779
Depreciation and amortization     15,407,851                  15,407,851
Property taxes                       140,750                     140,750
Miscellaneous taxes                1,366,300                   1,366,300
  Total operating expenses        99,079,173      -284,559    98,794,614

Operating income                   9,414,791             0     9,414,791

Other income and deductions:
Income from subsidiaries          -6,445,033     6,445,033             0
Other                               -218,837        -7,263      -226,100
  Total                           -6,663,870     6,437,770      -226,100

Interest expense                     486,859                     486,859

Income before income taxes        15,591,802    -6,437,770     9,154,032

Federal and state income taxes:
Current                            1,906,042                   1,906,042
Deferred                             796,106                     796,106
Amortization of inv. tax. cr.              0                           0
  Total income taxes               2,702,148             0     2,702,148

Net Income                        12,889,654    -6,437,770     6,451,884

                           NOTE:  Numbers may not foot due to rounding.